2019 FIRST QUARTER RESULTS NASDAQ: FULT D A T A AS OF M A R C H 3 1 , 2 0 1 9 U N L E S S O T H E R W I S E N O T E D

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2019 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 which has been filed with the Securities and Exchange Commission and is available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

FIRST QUARTER RESULTS Net income per diluted share: $0.33 in 1Q19, unchanged from 4Q18 and 17.9% increase from 1Q18 Pre-Provision Net Revenue(1): $73.8 million, 5.8% decrease from 4Q18 and 18.7% increase from 1Q18 Linked Quarter Loan and Core Deposit Growth: 1.4% increase in average loans, while average demand and savings deposits decreased 1.8% Net Interest Income & Margin: Net interest income slightly higher than the fourth quarter of 2018, as the positive impact of a 5 basis point increase in the net interest margin was largely offset by two fewer days of interest accruals in the quarter. Non-Interest Income(2) & Non-Interest Expense: 5.7% decrease in non-interest income and 2.0% decrease in non- interest expense Asset Quality: $3.1 million decrease in provision for credit losses Q1 Year-over-Year Loan and Core Deposit Growth: 3.4% increase in average loans and 4.6% increase in average demand and savings deposits Net Interest Income & Margin: 7.9% increase in net interest income, reflecting the impact of a 14 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 1.8% increase in non-interest income and 0.9% increase in non- interest expense Asset Quality: $1.1 million increase in provision for credit losses (1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excludinginvestment securities gains. 3

INCOME STATEMENT SUMMARY Change from 1Q19 4Q18 1Q18 (dollars in thousands, except per-share data) Net Interest Income $ 163,315 $ 371 $ 11,997 Provision for Credit Losses 5,100 (3,100) 1,130 Non-Interest Income 46,686 (2,837) 830 Securities Gains 65 65 46 Non-Interest Expense 137,824 (2,861) 1,163 Income before Income Taxes 67,142 3,560 10,580 Income Taxes 10,479 4,980 3,397 Net Income $ 56,663 $ (1,420) $ 7,183 Net income per share (diluted) $ 0.33 $ - $ 0.05 ROA (1) 1.11% (0.01%) 0.10% ROE (2) 10.15% 0.05% 1.13% ROE (tangible) (3) 13.28% 0.11% 1.43% Efficiency ratio (3) 63.9% 1.7% (3.6%) (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 4

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields ($ IN MILLIONS) ($ IN BILLIONS) $20.0 5.00% $170.0 3.90% $15.0 $16.2 $163.3 $16.0 $162.9 $15.8 $15.9 $160.1 3.80% $15.7 4.35% $160.0 $10.0 4.22% 4.00% $156.1 4.04% 4.13% 3.93% $151.3 3.70% $5.0 ~ $730 million $150.0 $2.9 $3.0 $3.1 $3.2 $3.1 3.60% $- 3.00% 1Q18 2Q18 3Q18 4Q18 ~1Q19 $610 million $140.0 3.50% Securities & Other Loans Earning Asset Yield (FTE) 3.49% $130.0 3.44% 3.40% 3.42% 3.39% Average Liabilities & Rates 3.30% 3.35% ($ IN BILLIONS) $120.0 $20.0 1.40% 3.20% $1.7 $1.5 $1.8 $1.9 $2.0 $110.0 $15.0 $16.3 3.10% $16.4 1.20% $15.4 $15.5 $16.0 1.21% $10.0 $100.0 3.00% 1.10% 1Q18 2Q18 3Q18 4Q18 1Q19 1.00% 0.91% $5.0 1.01% Net Interest Income 0.82% Net Interest Margin (Fully-taxable equivalent basis, or FTE) $- 0.80% 1Q18 2Q18 3Q18 4Q18 1Q19 Deposits Borrowings Cost of Interest-bearing Liabilities 5

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans $40.0 $160.0 2.00% $139.7 $138.7 $33.1 $134.6 $123.7 $120.1 $30.0 $120.0 1.50% $20.0 $80.0 1.00% 0.86% 0.86% 0.85% $40.0 0.78% 0.75% 0.50% $10.0 $8.2 $4.0 $5.1 $1.6 $0.0 0.00% $- 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18(1) 3Q18 4Q18 1Q19 NPL NPLs/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans 150.0% $40.0 $39.9 1.01% 140% 1.75% 1.00% 140.0% 137% $30.0 131% 130.0% $20.0 123% 1.25% 0.50% 121% $10.0 120.0% 0.10% $6.6 $4.1 1.12% $4.0 $3.0 0.17% 1.07% 1.05% 1.05% 1.05% 0.08% 0.10% $- 0.00% 110.0% 0.75% 1Q18 2Q18(2) 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 NCOs NCOs/Average Loans (annualized) Allowance/NPLs Allowance/Loans (1) Includes a $36.8 million provision for credit loss related to one commercial relationship recorded in 2Q18. (2) Includes a $33.9 million charge-off related to one commercial relationship incurred in 2Q18. 6

NON-INTEREST INCOME(1) Three months ended March 31, 2019 (percent of total non-interest income) 5% 1Q19 4Q18 Change 10% (in thousands) 25% n Wealth management fees $ 13,239 $ 13,408 $ (169) n Mortgage banking fees 4,772 4,774 (2) n Consumer banking income 11,377 12,418 (1,041) n 32% Commercial banking income 14,763 ~ $730 16,002 (1,239) n million 28% Other income 2,535 2,921 (386) $ 46,686 $ 49,523 ~ $610 (2,837) million Three months ended December 31, 2018 (percent of total non-interest income) Non-interest income decreased $2.8 million, or 5.7%, from 4Q18 6% Consumer Banking Income 10% • Seasonal decreases in overdraft fees and card income 25% Commercial Banking Income • Decrease in small business administration lending income 32% • Decrease in commercial loan interest rate swap fees 27% (1) Excluding investment securities gains 7

NON-INTEREST EXPENSES Three months ended March 31, 2019 (percent of total non-interest expense) 1Q19 4Q18 Change 21% (in thousands) n Salaries and benefits $ 77,757 $ 75,745 $ 2,012 n Occupancy 12,909 12,708 201 6% n DP and software 10,353 10,203 150 n Other outside services 8,352 8,944 (592) 56% 8% n Other expense 28,453 33,085 (4,632) $137,824 $140,685 (2,861) 9% Three months ended December 31, 2018 Non-interest expenses decreased of $2.9 million, or 2.0%, from 4Q18 (percent of total non-interest expense) The decrease in amortization of tax credit investments resulted from $4.9 million of amortization of a tax credit investment in 4Q18 that 24% generated a corresponding credit to income taxes. Excluding this, non-interest expense increased $2.0 million, or 1.5%, due to: 6% 54% • Seasonal increase in payroll taxes (included in salaries and benefits 7% expense) • Professional fees (included in other) 9% • Marketing expense (included in other) 8

PROFITABILITY & CAPITAL ROA(1) ROE and ROE (tangible)(2) 1.40% 1.28% 16.00% 14.99% 1.20% 1.12% 1.11% 13.17% 13.28% 1.01% 11.85% 11.48% 1.00% 12.00% 10.10% 10.15% 9.02% 8.23% 0.80% 0.70% 8.00% 6.28% 0.60% 4.00% 0.40% 0.20% 0.00% 1Q18 2Q18 3Q18 4Q18 1Q19 0.00% 1Q18 2Q18 3Q18 4Q18 1Q19 ROE ROE (tangible) Tangible Common Equity Ratio(2) Net Income Per Diluted Share 12.0% $0.40 $0.37 $0.35 $0.33 $0.33 8.8% 8.7% 8.8% 8.5% 8.6% $0.30 $0.28 8.0% $0.25 $0.20 $0.20 4.0% $0.15 $0.10 $0.05 0.0% $- 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 9

2019 OUTLOOK Changes from the outlook as of the end of the fourth quarter of 2018 have been underlined. • Loans & Deposits: Average annual loan and deposit growth rates in the low to mid single-digits • Net Interest Income: Mid to high single-digit growth rate • Net Interest Margin: An increase of 4 to 7 basis points over the full year 2019 vs. 2018 • Non-Interest Income: Low to mid single-digit growth rate • Non-Interest Expense: Excluding charter consolidation costs, low single-digit growth rate • Asset Quality: $3 million to $8 million provision for credit losses per quarter • Capital: Levels to remain consistent with December 31, 2018 • Effective Tax Rate: Anticipated to range between 14% and 16% 10

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

	Three Months Ended		
	Mar 31 2018	Dec 31 2018	Mar 31 2019
	(dollars in thousands)		
Efficiency ratio			
Non-interest expense	$ 136,661	$ 140,685	$ 137,824
Less: Intangible amortization	-	-	(107)
Less: Amortization of tax credit investments	(1,637)	(6,538)	(1,491)
Non-interest expense (numerator)	$ 135,024	$ 134,147	$ 136,226
Net interest income (fully taxable-equivalent)	$ 154,232	$ 166,124	$ 166,565
Plus: Total Non-interest income	45,875	49,523	46,751
Less: Investment securities gains	(19)	-	(65)
Net interest income (denominator)	$ 200,088	$ 215,647	$ 213,251
Efficiency ratio	67.5%	62.2%	63.9%

	Three Months Ended				
	Mar 31 2018	Jun 30 2018	Sep 30 2018	Dec 31 2018	Mar 31 2019
	(dollars in thousands)				
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income	$ 49,480	$ 35,197	$ 65,634	$ 58,083	$ 56,663
Plus: Intangible amortization, net of tax	-	-	-	-	85
Net income (numerator)	$ 49,480	$ 35,197	$ 65,634	$ 58,083	$ 56,748
Average shareholders' equity	$ 2,224,615	$ 2,246,904	$ 2,269,093	$ 2,281,669	$ 2,265,097
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,767)
Average tangible shareholders' equity (denominator)	$ 1,693,059	$ 1,715,348	$ 1,737,537	$ 1,750,113	$ 1,733,330
Return on average shareholders' equity (tangible), annualized	11.85%	8.23%	14.99%	13.17%	13.28%

11

NON-GAAP RECONCILIATION (CONTINUED) Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2018 2018 2018 2018 2019 Tangible Common Equity to Tangible Assets (TCE Ratio) (dollars in thousands) Shareholders' equity $ 2,235,493 $ 2,245,785 $ 2,283,014 $ 2,247,573 $ 2,301,019 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (535,356) Tangible shareholders' equity (numerator) $ 1,703,937 $ 1,714,229 $ 1,751,458 $ 1,716,017 $ 1,765,663 Total assets $ 19,948,941 $ 20,172,539 $ 20,364,810 $ 20,682,152 $ 20,974,649 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (535,356) Total tangible assets (denominator) $ 19,417,385 $ 19,640,983 $ 19,833,254 $ 20,150,596 $ 20,439,293 Tangible Common Equity to Tangible Assets 8.8% 8.7% 8.8% 8.5% 8.6% Three Months Ended Mar 31 Dec 31 Mar 31 2018 2018 2019 Pre-Provision Net Revenue (in thousands) Net interest income $ 151,318 $ 162,944 $ 163,315 Non-interest income 45,875 49,523 46,751 Less: Investment securities gains (19) - (65) Total Revenue $ 197,174 $ 212,467 $ 210,001 Non-interest expense $ 136,661 $ 140,685 $ 137,824 Less: Amortization of tax credit investments (1,637) (6,538) (1,491) Less: Intangible amortization - - (107) Total Non-interest expense $ 135,024 $ 134,147 $ 136,226 Pre-Provision Net Revenue $ 62,150 $ 78,320 $ 73,775 12

www.fult.com